                                                                  EXHIBIT 10.15



                               WARRANT AGREEMENT


THIS WARRANT AND ANY SHARES ACQUIRED FROM THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION. THIS WARRANT IS NON-TRANSFERABLE AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT AS PERMITTED IN PARAGRAPH 8(A) HEREOF, UNLESS PREVIOUSLY CONSENTED TO BY COMSTAR.NET, INC.

No. ____                                                      Right to Purchase
                                                               ______ Shares of
                                                                   Common Stock

                             STOCK PURCHASE WARRANT

         THIS CERTIFIES THAT, in consideration of $10.00 paid in cash this date by Scott & Stringfellow, Inc. ("Purchaser") to comstar.net, inc., a Georgia corporation (the "Company"), Purchaser is entitled to purchase from the Company, at any time during the period specified in Paragraph 2 hereof, up to _________ (_______) fully paid and non-assessable shares of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price per share of $_______ (the "Exercise Price"). The term "Warrant Shares", as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraphs 4 and 5 hereof.

         This Warrant is subject to the following terms, provisions and conditions:

         1.    Manner and Exercise; Issuance of Certificates; Payment for
Shares.

               (a) Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part (any partial exercise to be in increments of not less than one thousand (1,000) shares or any lesser remaining number of shares subject to the Warrant), within the time period specified in Paragraph 2 hereof by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto, to the Company during normal business hours on any business day at the Company's principal office in Atlanta, Georgia (or such other office or agency of the Company as it may designate by notice to the holder hereof), and payment to the Company in cash, by certified or official bank check or immediately available federal funds of the Exercise Price for the Warrant Shares specified in said Exercise Agreement. Notwithstanding the preceding sentence, the holder, at its sole option, may elect (upon delivery to the Company of satisfactory documentation of such election, including an opinion of counsel if reasonably required), in lieu of the payment of the Exercise Price in cash, check or federal funds, to
(i) receive from the Company a lesser number of Warrant Shares having a fair market value on the date of exercise equal to the difference between (A) the fair market value on the date of exercise of the full number of Warrant Shares as to which exercise is being made and (B) the aggregate Exercise Price of the full number of Warrant Shares as to which exercise is being made (such lesser number of Warrant Shares so issuable to the holder shall be considered as and included within the meaning of the
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term "Warrant Shares" for all remaining purposes hereof), or (ii) pay the
Exercise Price in shares of Common Stock of the Company having a fair market value on the date of exercise equal to the aggregate Exercise Price of the Warrant Shares as to which exercise is being made.

               (b) Warrant Shares purchased by the holder hereof shall be deemed to be issued to the holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement (and other documentation reasonably request by the Company) delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of said holder unless otherwise specified by the holder in the Exercise Agreement. In case of an exercise in part only, the Company will deliver to the holder a new Warrant of like tenor in the name of the holder evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised.

         2. Period of Exercise. This Warrant is exercisable at any time on or after one (1) year from the date of issuance, and before 5:00 p.m. Atlanta, Georgia, local time on the fifth (5th) anniversary of the date of issuance.

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

               (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges created or through the Company with respect to the issue thereof.

               (b) Reservation of Shares. During the period within which this Warrant may be exercised, the Company will at all times have reserved for issuance out of its authorized but unissued Common Stock, solely for issuance and delivery upon exercise of the Warrant, the full number of shares of Common Stock issuable upon exercise of the Warrant.

         4. Protection Against Dilution. The number of shares of Common Stock purchasable pursuant to the exercise of the rights under this Warrant and the Exercise Price shall be adjusted as hereinafter set forth

               (a) Stock Dividends, Subdivisions, Reclassifications, Etc. In case at any time or from time to time after the date hereof the Company shall:

                         (i) take a record of the holders of its issued and outstanding Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

                         (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                         (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;



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then, and in each such case, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event, and (ii) the denominator of which shall be the total number of outstanding shares of Common Stock immediately after such event.

               (b) Adjustment of Number of Shares Purchasable. Upon each adjustment in the Exercise Price pursuant to Paragraph 4(a) above, such number of shares of Common Stock purchasable hereunder shall be adjusted by multiplying the number of shares of Common Stock by a fraction, (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment and (ii) the denominator of which shall be the Exercise Price in effect upon such adjustment.

               (c) Other Reclassifications. In case the Company reclassifies its capital structure in a manner not covered by Paragraph 4(a) and (b) hereof, an appropriate adjustment shall be made by the Company in its reasonable discretion to the Exercise Price and number of Warrant Shares.

         5.    Adjustment for Reorganization, Consolidation, Merger, Etc.

               (a) Prior to the expiration date of this Warrant, the Company shall not consolidate with or merge into another corporation, person, general partnership, limited partnership, limited liability company, trust or other entity (collectively, a "Person"), or convey all or substantially all of its assets to any other Person or Persons, whether affiliated or unaffiliated (any such Person being included within the meaning of the term "Successor Person"), or agree to so consolidate, merge or convey assets unless and until, prior to consummation of such consolidation, merger or conveyance, the Successor Person thereto shall assume, by written instrument executed and mailed to the holder of this Warrant, at such time, the obligation to issue and deliver to such holder such shares of stock, securities or property as, in accordance with the provisions of paragraph 5(b) below, such holder shall be entitled to purchase or receive upon its exercise of this Warrant and payment of the Exercise Price.

               (b) In case any capital reorganization or reclassification of the Common Stock of the Company (or any other Person the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the date of execution of this Warrant or in case, after such date, the Company (or any such other Person) shall consolidate with or merge into another Person, then and in each such case the holder of this Warrant, upon its exercise of this Warrant and payment of the Exercise Price, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Common Stock of the Company (or the stock or other securities of such other Person) the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock of the Company (or the stock or other securities of such other Person) as is allocable to the shares of Common Stock then called for by this Warrant, as if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Paragraph 4 and 5 hereof.

         6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof.

         7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration



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herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         8. Transfer, Exchange and Replacement of Warrant; Transfer of Warrant Shares.

               (a) Warrant Transfer Provisions. PRIOR TO ONE (1) YEAR FROM DATE OF ISSUANCE, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR EXEMPT FROM REGISTRATION, AND CONSENTED TO IN WRITING BY THE COMPANY AFTER CONSULTATION WITH COUNSEL, AND NO OTHER SALE, TRANSFER, ASSIGNMENT, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT PRIOR TO SUCH DATE, SHALL BE VALID OR EFFECTIVE. NOTWITHSTANDING THE FOREGOING, PURCHASER MAY TRANSFER OR ASSIGN THIS WARRANT TO AFFILIATES OF PURCHASER FOLLOWING PURCHASER'S DELIVERY TO THE COMPANY OF A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY, THAT SUCH TRANSFER OR ASSIGNMENT WILL NOT VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED. For purposes hereof, "Affiliates" shall mean any officers, employees or partners, as applicable, of the holder or any entity or person owning 100% of the capital stock or other ownership interest of the holder or of which the holder owns 100% of the capital stock or other ownership interest. Any transfer of this Warrant, if previously consented to by the Company, is registrable at the office or agency of the Company referred to in Paragraph 8(d) below by the holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

               (b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

               (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any permitted transfer or any replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of a Warrant pursuant to this Paragraph 8(c).

               (d) Register. The Company shall maintain at its principal office in Atlanta, Georgia (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each permitted transferee, if any, and each prior owner of this Warrant, if any.

               (e) Exercise, Exchange or Transfer Without Registration. Anything in this Warrant to the contrary notwithstanding, (i) if, at the time of the surrender of this Warrant in connection with any exercise of this Warrant, the Warrant Shares issuable upon such exercise shall not be registered under the Securities Act of 1933, as amended, and under applicable state securities or blue sky laws, such Warrant Shares shall contain a legend in form and content satisfactory to the Company, and the Company may require, as a condition of allowing such exercise, that



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(A) the holder of this Warrant furnish to the Company a written opinion of counsel, which opinion and counsel shall be reasonably acceptable to the Company, to the effect that such exercise may be made without registration under said Act and under applicable state securities or blue sky laws and (B) the holder execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (ii) prior to one (1) year from the date of the issuance of Warrant Shares, if any transfer or assignment of such Warrant Shares shall not be registered under said Act and under applicable state securities or blue sky laws, the Company may require, as a condition to such transfer or assignment, that (A) the transferee or assignee furnish to the Company a written opinion of counsel, which opinion and counsel shall be reasonably acceptable to the Company, to the effect that such transfer or assignment may be made without registration under said Act and under applicable state securities or blue sky laws and (B) the transferee or assignee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company.

               (f) Representation of Investment Intent. The holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         9. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 2812 Spring Road, Suite 210, Atlanta, Georgia 30339, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a facsimile) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed, at the completion of the fifth full day following the date of such mailing thereof to such address, as the case may be.

         10. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

         11.   Miscellaneous.

               (a) Amendments. This Warrant and any provision hereof may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

               (b) Descriptive Headings. The descriptive headings of the several Paragraphs of this Warrant are inserted for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.



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               (c)       Successors and Assigns. This Warrant shall be binding
upon any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and issued by its duly authorized undersigned officer as of ___________, 1999.


                                            COMSTAR.NET, INC.



                                            By:
                                               --------------------------------
                                               J. Cary Howell
                                               Chief Executive Officer


Attest:



By:
   ---------------------------
   Name:
   Title:



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                           FORM OF EXERCISE AGREEMENT


                                                 Dated:________________________

To:  comstar.net, inc.

         The undersigned, pursuant to the provisions set forth in the within Warrant, hereby exercises said Warrant with regard to _________ of the shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant (i) in cash or by certified or official bank check or by immediately available federal funds in the amount of $________________ as provided in the first sentence of Paragraph 1(a) of the Warrant, (ii) by acceptance of a lesser number of shares of Common Stock as provided in the second sentence of Paragraph 1(a) of the Warrant or
(iii) by delivery of shares of Common Stock of the Company having a fair market value on the date of exercise equal to the aggregate exercise price of $___________ as provided in the second sentence of Paragraph 1(a) of the Warrant. Please issue a certificate or certificates for the Common Stock in the name of the undersigned and pay any cash for any fractional share to the undersigned. If this is an exercise of the Warrant in part only, please deliver to the undersigned a new Warrant of like tenor in the name of the undersigned evidencing the right to purchase the number of shares of Common Stock as to which the within Warrant is not being exercised.

         If the name(s) in which the shares of Common Stock are to be issued differ from the name of the holder set forth on the within Warrant, or if the address to which the certificate(s) representing such shares is to be forwarded is different from the address of the holder of the Warrant as shown on the records of the Company, or if more than one stock certificate is to be issued with regard to such shares, the name(s) and denominations in which the stock certificate(s) should be issued and/or the address to which the stock certificate(s) should be forwarded is set forth below.



                                    Name:
                                         --------------------------------------

                                    Signature:
                                              ---------------------------------

                                    Title of Signing Officer or Agent (if any):


                                    -------------------------------------------

                                    Note:    The above signature should
                                             correspond exactly with the name
                                             on the face of the within Warrant
                                             or with the name of the assignee
                                             appearing in the assignment form.



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                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all the rights of the undersigned under the within Warrant to:


         Name of Assignee           Address          No. of Shares
         ----------------           -------          -------------



         The undersigned hereby irrevocably constitutes and appoints ______________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated:
      ------------------------


In the presence of:


------------------------------


                                    Name:
                                         --------------------------------------

                                    Signature:
                                              ---------------------------------

                                    Title of Signing Officer or Agent (if any):

                                    -------------------------------------------

                                    Address:
                                            -----------------------------------

                                            -----------------------------------
                                    Note:   The above signature should
                                            correspond exactly with the name
                                            on the face of the within Warrant.



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